UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2025 (June 26, 2025)

Guggenheim Credit Income Fund 2019

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01091	47-2009064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

330 Madison Avenue
New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of shareholders on June 26, 2025 (the “Special Meeting”), to vote on the following matters, which were approved. The number of votes of the Company’s shareholders cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, is set forth below. The proposals voted upon by the Company’s shareholders at the Special Meeting are described more fully in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 14, 2025 (the “Proxy Statement”).

Proposals	For	Against	Withheld	Abstained	Broker Non-Votes
1. To consider and approve the withdrawal of the company’s election to be regulated as a business development company under the U.S. Investment Company Act of 1940 and the company’s subsequent liquidation and dissolution.	875,162	3,979	0	55,559	n/a
2. To consider and approve the sale of certain illiquid assets held by Guggenheim Credit Income Fund (the “Master Fund”) to permit the liquidation and dissolution of the Master Fund and its feeder funds, including the company, and the distribution of sale proceeds to shareholders of the Master Fund and the feeder funds, including the company.	874,489	4,652	0	55,559	n/a

Item 8.01. Other Events

At the Special Meeting, the Company obtained approval of the requisite number of its outstanding voting securities so as to seek to effect the proposals set forth in Item 5.07 hereto. In accordance with such approvals by shareholders, the Company will promptly file a withdrawal of its election to be regulated as a business development company under the U.S. Investment Company Act of 1940 and, subject to certain conditions, effect the sale of certain illiquid assets and the full liquidation and dissolution of the Company, each as described fully in the Proxy Statement. Final liquidation payments to the Company’s shareholders, if any, are expected to be mailed on or about August 1, 2025. Promptly thereafter, the Company will, pursuant to the requirements of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), terminate the registration of its securities under Section 12(g) of the Exchange Act and, consequently, its duties to file reports under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND 2019
Date: June 27, 2025	By: /s/ Amy J. Lee
Name: Amy J. Lee
Title: Chief Legal Officer and Secretary